Exhibit 99.2

Peer Group for PSUs Granted in FY2015

Adobe Systems

Akamai Technologies

Ansys, Inc.

Autodesk

Cadence Design Systems

Citrix Systems

Informatica

Intuit

Jack Henry & Associates

Micros Systems

NetApp

Nuance Communications

salesforce.com

Synopsis

Tibco Software

Verisign

VMWare